                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240-14a-11(c) or Section
      240-14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:

            ________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:

            ________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ________________________________________________________________

      4)    Proposed maximum aggregate value of transaction:

            ________________________________________________________________

      5)    Total fee paid:

            ________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ____________________________________________

      2)    Form, Schedule or Registration Statement No.: ______________________

      3)    Filing Party: ______________________________________________________

      4)    Date Filed: ________________________________________________________

                                 WT MUTUAL FUND
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                   ____, 2005

Dear Shareholder:

            A special meeting of shareholders of Wilmington International Strategic Allocation Fund, Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Value Portfolio and Wilmington Small Cap Core Portfolio of WT Mutual Fund (the "Trust") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on June 27, 2005, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, proxy statement and a proxy card.

            We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

            Your vote is very important to us. If we do not hear from you by June 20, 2005, a representative of the Fund or RSMC may contact you.

            Thank you for your response and for your continued investment with the Trust.

                                   Sincerely,

                                   Robert J. Christian
                                   President and Chief Executive Officer
                                   WT Mutual Fund

                                 WT MUTUAL FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                           TO BE HELD ON JUNE 27, 2005

            Notice is hereby given that a special meeting of shareholders (the "Meeting") of Wilmington International Strategic Allocation Fund, Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Value Portfolio, and Wilmington Small Cap Core Portfolio (each a "Portfolio" and collectively the "Portfolios") of WT Mutual Fund (the "Trust") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on June 27, 2005, at 10:00 a.m., Eastern time, for the following purposes:

            (1) To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and RSMC; and

            (5) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

            Shareholders of record of each Portfolio on May 27, 2005, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal with respect to a Portfolio is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Portfolio, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of a Portfolio present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

            Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Leah M. Anderson
                             Secretary

_____, 2005

                                    IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 27, 2005

            This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of Wilmington International Strategic Allocation Fund (the "International Fund"), Wilmington Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), Wilmington Large Cap Value Portfolio (the "Large Cap Value Portfolio") and Wilmington Small Cap Core Portfolio (the "Small Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"), for use at the special meeting of shareholders of the Portfolios to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on June 27, 2005, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Portfolios on or about _____, 2005.

            THE TRUST PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT EACH PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO HOLDINGS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF A PORTFOLIO, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, C/O PFPC INC., 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSES OF MEETING

            The Meeting is being called in order for shareholders of each Portfolio, voting separately, to consider and vote on the following proposals:

            PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and RSMC (the "RSMC Agreement"); and

            PROPOSAL 2: To transact such other business that may properly come before the Meeting, or any adjournments thereof.

            If shareholders do not approve a Proposal, the Board of Trustees will consider other alternatives, including the request for revised proposals from RSMC, the solicitation and request for proposals by other registered investment advisers to advise a Portfolio's assets consistent with its investment objective and limitations. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and/or the Portfolios.

                                   BACKGROUND

            In November 1999, the Trust was reorganized into a "master-feeder" structure pursuant to which each series of the of the Trust operated as a "feeder fund" that invests substantially all of its assets in a corresponding series (a "master fund") of WT Investment Trust I (the "Master Trust"), an affiliated registered investment company with the same investment objective, strategies, policies and limitations as the investing feeder fund. At the time that the master-feeder structure was adopted, the Board of Trustees believed that such a structure would yield both operational efficiencies, achieve economies of scale and provide access to varying distribution channels for each series of the Trust through the aggregation of multiple investment funds with identical investment objectives, strategies, policies and limitations. Each Portfolio, except the Small Cap Portfolio continues to operate as a feeder fund in the master-feeder structure.

            In December 2003, shareholders of the Small Cap Portfolio, on the recommendation of the Board of Trustees, approved the termination of the master-feeder structure with respect to the Small Cap Portfolio and approved a "fund-of-funds" investment structure. Under its fund-of-funds structure, RSMC allocates the Portfolio's assets between the Small Cap Value Series and the Small Cap Growth Series, each a master fund of the master trust. In adopting the fund-of-funds structure, RSMC hoped to take advantage of the growth and value strategies of Roxbury Capital Management LLC ("Roxbury") and Cramer Rosenthal McGlynn LLC ("CRM"), respectively. Roxbury and CRM are the investment advisers to the Small Cap Growth Series and Small Cap Value Series, respectively. The fund-of-funds structure is similar to the master-feeder structure in that a fund-of-funds invests its assets in master funds; however, the fund-of-funds may invest in more than one master fund and the investment objective, strategies, policies and limitations of the master funds in which a fund-of-funds invests may be different than those of the master funds. Under the fund-of-funds structure of the Small Cap Portfolio, RSMC serves as the investment adviser pursuant to an investment advisory agreement with the Trust and is responsible for allocating the Portfolio's assets between the Small Cap Growth Series and Small Cap Value Series of the Master Trust. Although RSMC could allocate assets to other affiliated mutual funds, it has never done so. The fund-of-funds structure was implemented to allow the Small Cap Portfolio to take advantage of the growth and value strategies of Roxbury and CRM, respectively without creating and operating a new master fund. The fund-of-funds structure allows RSMC to allocate the Portfolio's assets to two currently operating "sub-accounts" without the expense of operating a new master series. Further by aggregating assets with those of existing master funds it was believed that expenses would be reduced and the Portfolio would achieve increased economies of scale beyond those that the master-feeder structure could provide.

            In adopting and implementing the master-feeder and fund-of-funds structures, the Board of Trustees believed that certain operating efficiencies would be achieved. However, at several meetings held in March and April of 2005, after operating under a two-tiered investment structure for more than five years, management advised the Board of Trustees that the Trust and its feeder funds were not realizing the potential benefits and recommended that the feeder funds withdraw from the master-feeder and fund-of-funds structures. These structures have the potential to yield greater economies of scale than a traditional stand-alone mutual fund by aggregating assets of several feeder funds with the same investment objective, strategies, policies and limitations as one pool of assets through their investment in a master fund. However, in the Trust's case, most master funds had only one feeder fund investing in its respective master fund and no master fund had more than two feeder funds investing in it.

            In light of this information and management's recommendation, the Board of Trustees determined that the continued operation of the master-feeder and fund-of-funds structures incurs unnecessary and duplicative expenses that a traditional stand-alone fund would not incur. Accordingly, the Board has concluded that shareholders of each feeder fund of the Trust, including the Portfolios, would be better served by withdrawing from their respective master fund or master funds, as the case may be, and investing directly in securities. The investment of each feeder fund's assets in a master fund has never been a fundamental policy of such funds and a shareholder vote is not required for a feeder fund to withdraw its investment from a master fund. Further, each feeder fund's prospectus provides that it may decide to manage its assets itself for reasons relating to costs or a change in investment goals, among others.

            It is anticipated that the withdrawal from the master-feeder and fund-of-funds structures will occur on June 30, 2005. In order to effect the withdrawal from the master-feeder and fund-of-funds structures, each feeder fund will withdraw from its corresponding master fund through a request for redemption in kind of all of its assets. Contemporaneous with the redemption, each corresponding master fund will be terminated (i.e., dissolved and wound-up) in accordance with the terms of the Master Trust's Amended and Restated Agreement and Declaration of Trust.

            After the withdrawal from the master-feeder structure, each feeder fund utilizing a master-feeder structure except the Large Cap Value Portfolio, including the International Fund and the Large Cap Growth Portfolio, will operate as a stand-alone fund with the current investment adviser of its corresponding master fund serving as the investment adviser or sub-adviser, as the case may be, to such stand-alone fund. With respect to the Large Cap Value Portfolio, the Board of Trustees terminated the investment advisory agreement between the Trust and CRM and appointed RSMC as investment adviser to the Portfolio to become effective July 1, 2005, contingent upon shareholder approval. Following the conversion of each feeder fund to a stand-alone fund, it will be managed in accordance with the same investment objective, principal investment strategies and fundamental investment restrictions as the master fund is currently managed. In addition, the new investment advisory and sub-advisory agreements with the stand-alone funds will be substantially identical to the current investment advisory and sub-advisory agreements with the master funds.

            After the withdrawal from the fund-of-funds structure, each feeder fund utilizing a fund-of-funds structure, including the Small Cap Portfolio, will operate as a stand-alone fund with RSMC continuing to act as its investment adviser. The investment advisers or sub-advisers, as the case may be, to the master funds in which a fund previously invested will become sub-advisers to the stand-alone fund. For instance, with respect to the Small Cap Portfolio, after the withdrawal from the master-feeder and fund-of-funds structures, each of Roxbury and CRM will manage a portion of the Portfolio pursuant to a separate sub-advisory agreement that is substantially identical to the current investment advisory agreement pursuant to which each manages the Small Cap Growth Series and Small Cap Value Series, respectively.

            PROPOSED CHANGES AND EVALUATION OF THE BOARD OF TRUSTEES

            In connection with the withdrawal from the master-feeder and fund-of-funds structures, the Board of Trustees approved a new investment advisory agreement between the Trust and RSMC (the "RSMC Agreement") with respect to each Portfolio that increases the investment advisory fees payable by each Portfolio. The RSMC Agreement, if separately approved by shareholders of each Portfolio, will become effective on July 1, 2005. Currently, the investment advisory fees payable by the International Fund, Large Cap Growth Portfolio and Large Cap Value Portfolio, as a percentage of average daily net assets are: (i) with respect to the International Fund, 0.15%; and (ii) with respect to the Large Cap Growth Portfolio and the Large Cap Value Portfolio, 0.55% of the first $1 billion in assets, 0.50% of the next $1 billion in assets, and 0.45% of assets over $2 billion. The proposed investment advisory fees to be payable by the International Fund, Large Cap Growth Portfolio and Large Cap Value Portfolio, as a percentage of average daily net assets, subject to separate approval by shareholders of each Portfolio, are: (i) with respect the International Fund, 0.35%; and (ii) with respect to the Large Cap Growth Portfolio and Large Cap Value Portfolios, 0.60% of the first $1 billion in assets, 0.55% of the next $1 billion in assets, and 0.50% of assets over $2 billion. RSMC as investment adviser to the Small Cap Portfolio allocates the assets of the Portfolio between the master funds but does not currently receive an investment advisory fee. However, upon its withdrawal from the fund-of-funds structure, RSMC will take on substantially increased investment, research and regulatory responsibilities in the management of the Small Cap Portfolio including the direct management of a portion of the Portfolio in addition to its current responsibilities of allocating between sub-advisers. In accordance with its increased responsibilities, the Board has approved an investment advisory fee payable to RSMC, as a percentage of average daily net assets of 0.75% on those assets of the Small Cap Portfolio directly managed by RSMC. In addition, the Board of Trustees terminated the investment advisory agreement between the Trust, with respect to the Large Cap Value Portfolio, and CRM and appointed RSMC as investment adviser to the Portfolio to become effective July 1, 2005, contingent upon shareholder approval. The Board of Trustees at several meetings held in March and April of 2005 determined that the terms of the RSMC Agreement between the Trust and RSMC are fair and reasonable and that approval of the RSMC Agreement is in the best interests of the Trust, each Portfolio and each Portfolio's shareholders.

            In determining whether to approve the RSMC Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by RSMC, including information regarding RSMC's investment philosophy, financial resources, portfolio construction process and personnel. The Board evaluated the above-referenced information and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered: (i) the nature and quality of the services to be provided thereunder by RSMC; (ii) the fees and expenses of the Portfolio and the increase in the management fee to be paid by each Portfolio; (iii) the experience and qualification of RSMC personnel providing such services; (iv) the financial strength and resources of RSMC and its commitment to asset management growth; (v) whether the advisory fees payable to RSMC are fair and reasonable in light of the services expected to be provided; (vi) the difficulty of projecting the cost to RSMC of providing the services under the RSMC Agreement and the profitability of RSMC's services, while acknowledging the profits gained by RSMC in servicing each Portfolio and other portfolios of the Trust; (vii) the impact on each Portfolio's total annual operating expenses; and (viii) the compliance history, reputation, qualifications and background of RSMC.

            The Board also took into consideration comparative, financial and other information recently reviewed by the Board at its August 2004 meeting in connecting with its approval of RSMC's advisory agreement with respect to other portfolios of the Trust. The Board concluded that services provided by RSMC with respect to the Portfolios and other portfolios of the Trust had proven to be of appropriate scope and good quality and that it had no reasons to believe that the quality of advisory services to the Portfolios would differ. The Board concluded that the portfolio management team's credentials were consistent with a high degree of professionalism. The Board also concluded that: (i) the fees payable under the RSMC Agreement were comparable to similarly managed open-end, no-load funds with similar assets; and (ii) the proposed fees for the Large Cap Growth and Large Cap Value Portfolios appropriately took account of certain economies of scale by providing break points similar to those of other similarly managed funds in the complex. Finally, the Board concluded that RSMC appeared to have appropriate financial strength to continue to manage the Portfolios for a period of time relevant to determine the effectiveness of RSMC's investment process.

            The Board, in approving increased investment advisory fees took into consideration the significant increase in RSMC's responsibilities and the costs associated with managing the Portfolios over the past several years. There has also been increased activity and attention to the level of compliance and regulatory oversight, especially with respect to market timing and valuation issues of the Portfolios. RSMC has taken on additional responsibility for assuring that the Portfolios do not tolerate market timing and for ensuring correct valuations resulting in an increased level of work and risk associated with managing the Portfolios. RSMC has represented to the Board that it does not believe an increase in the advisory fee would hinder efforts in retaining investors and attracting new assets. The Board also considered favorable comparisons provided by RSMC to the average management fees of each Portfolio's peer group and a sample of mutual funds with similar investment strategies and asset size to each Portfolio.

            With respect to the International Fund, the Trustees considered the fact that the International Fund has increased its exposure to emerging markets and smaller capitalization securities, which require additional research and analysis by RSMC's portfolio managers. With respect to the Small Cap Portfolio, the Board considered the fact that in addition to allocating between growth and value investment strategies through its allocation of assets to Roxbury and CRM, RSMC would also manage a portion of the Small Cap Portfolio directly. The Board also recognized that under the fund-of-funds structure under which the Small Cap Portfolio operated, RSMC received no investment advisory fee and that in light of increased investment, research and regulatory responsibilities that the imposition of an investment advisory fee was necessary in order for RSMC to manage the Small Cap Portfolio in an appropriate manner and that a fee of 75 basis points on only the portion of assets that RSMC selected the securities and executed transactions was fair and reasonable compensation for such additional advisory services.

            The Board concluded that the increased advisory fees were necessary to adequately compensate RSMC for the increased responsibilities necessary to manage the Portfolios appropriately. The Board also concluded, in the exercise of its reasonable business judgment, that the advisory fees were fair and reasonable and in the best interests of the Trust, each of the Portfolios and each Portfolio's shareholders.

                    INFORMATION ABOUT THE CURRENT AGREEMENTS

            Investment advisory services are currently provided indirectly to the Portfolios pursuant to the following agreements (hereafter known collectively as the "Current Agreements"): (1) an investment advisory agreement dated November 1, 1999 between the Master Trust, on behalf of Wilmington International Strategic Allocation Fund (the "International Fund") and Wilmington Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), and RSMC, which was last submitted to a vote of shareholders on October 29, 1999 with respect to the International Fund in connection with the reorganization of the Trust and Master Trust into the master/feeder structure and on March 23, 2005 with respect to the Large Cap Growth Portfolio in connection with a change of investment adviser to RSMC; (2) an investment advisory agreement dated November 1, 1999 between the Master Trust, on behalf of Wilmington Large Cap Value Fund, and CRM, which was last submitted to a vote of the shareholders on October 29, 1999 in connection with the reorganization of the Trust and Fund into a master-feeder structure; and (3) an investment advisory agreement dated July 1, 2003 between the Trust, on behalf of Wilmington Small Cap Core Portfolio, and RSMC, which was last submitted to a vote of shareholders on November 14, 2003 in connection with the change in investment structure from a master/feeder structure to a fund-of-funds.

            Under the Current Agreements, each investment adviser directs the investments of each series of the Master Trust in which a Portfolio invests; provides office space, equipment and personnel necessary for servicing such Series' investments; selects brokers and dealers to execute portfolio transactions; and is not liable to the Trust or to any shareholder for any act or omission in the course of, or connected with, rendering services to which such agreement related, or for any losses that were sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of a series, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by an investment adviser of its obligations and duties under such agreement. For the fiscal year ended June 30, 2004, the Portfolios paid the following investment advisory fees:

                                  ACTUAL ADVISORY FEES PAID
FUND/PORTFOLIO              DURING FISCAL YEAR ENDED JUNE 30, 2004
--------------              --------------------------------------
International                              $______
Large Cap Growth                           $______
Large Cap Value                            $______
Small Cap                                  $______

                   PROPOSAL 1: APPROVAL OF THE RSMC AGREEMENT

            In order for RSMC to serve as investment adviser to the Portfolios, shareholders of each Portfolio are being asked to approve the RSMC Agreement. Information about RSMC and a summary of the substantive terms of the RSMC Agreement are provided below.

INFORMATION ABOUT RSMC

            RSMC is a federally registered investment adviser under the Investment Advisers Act of 1940, with its principal executive office located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, whose principal executive office is located at the same address as RSMC. Wilmington Trust Corporation is a publicly held financial services holding company. As of March 31, 2005, RSMC had assets under management of approximately $____ billion. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. The name and principal occupation of the principal executive officer and directors of RSMC are as follows:

Name                       Position with RSMC                         Principal Occupation
--------------------       -------------------------------------      ------------------------------------------
Robert M. Balentine        President and Chief Executive Officer      Senior Vice President, Wilmington Trust
Robert J. Christian        Vice President                             Executive Vice President, Wilmington Trust
John R. Giles              Vice President                             Senior Vice President, Wilmington Trust
Eric Cheung                Vice President                             Vice President, Wilmington Trust

Name                       Position with RSMC                         Principal Occupation
--------------------       -------------------------------------      ------------------------------------------
Joseph M. Fahey, Jr.       Vice President                             Vice President, Wilmington Trust
Leah M. Anderson           Assistant Vice President                   Assistant Vice President, Wilmington Trust

            The following officers of the Trust are officers or employees of
RSMC: Robert J. Christian, John R. Giles, Eric Cheung, Joseph M. Fahey, Jr. and Leah M. Anderson.

            RSMC serves as investment adviser to the Wilmington Large Cap Core Portfolio with an investment objective and strategies similar to that of the Large Cap Growth Portfolio and Large Cap Value Portfolio. Information concerning the Wilmington Large Cap Core Portfolio's assets, and annual fees paid (as a percentage of average net assets) to RSMC for its services, are set forth below. RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent the Wilmington Large Cap Core Portfolio's total annual operating expenses exceed 0.80%.

                           Assets Under                  Compensation as a
Fund/Portfolio              Management                 Percentage of Assets
-------------------------  ------------     -------------------------------------------
Wilmington Large Cap Core      $___         0.60% of the first $1 billion in assets;
                                            0.55% of the next $1 billion in assets; and
                                            0.50% of assets over $2 billion.

            RSMC also serves as investment adviser the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, the Wilmington Small Cap Strategic Allocation Fund and the Wilmington Real Estate Strategic Allocation Fund (collectively, the "Strategic Funds"), each with an investment objective and strategies similar to that of the International Fund. Information concerning the Strategic Funds' assets, and annual fees paid (as a percentage of average net assets) to RSMC for its services, are set forth below. .. RSMC has contractually agreed to reimburse expenses to the extent that the total annual operating expenses of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, the Wilmington Small Cap Strategic Allocation Fund, and Wilmington Real Estate Strategic Allocation Fund exceed 1.00%, 1.15% 1.25%, and 1.75%, respectively.

                                                   Assets Under                     Compensation as a
Fund/Portfolio                                      Management                    Percentage of Assets*
-------------------------------------------        ------------                   ---------------------
Wilmington Large Cap Strategic Allocation              $___                               0.35%
Wilmington Mid Cap Strategic Allocation                $___                               0.35%
Wilmington Small Cap Strategic Allocation              $___                               0.35%
Wilmington Real Estate Strategic Allocation            $___                               0.35%

SUMMARY OF THE RSMC AGREEMENT

            A description of the current investment advisory agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

            GENERAL. Under the terms of the agreement, RSMC is responsible for managing each Portfolio's assets. In providing investment management services to the Portfolios, RSMC determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Portfolios' registration statement and amendments thereto, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees of the Trust may determine.

            BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. RSMC places orders for portfolio transactions on behalf of each Portfolio with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining best execution, RSMC may place such orders with brokers and dealers who supply research, market and statistical information to RSMC, provided that, RSMC shall be responsible for obtaining best execution. RSMC is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. RSMC may use brokers who are affiliated with RSMC provided that no such broker will be utilized in any transaction in which such broker acts as principal and commissions, fees or other remuneration received by brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers with respect to comparable transactions during a comparable period of time.

            LIABILITY OF RSMC. The RSMC Agreement provides that RSMC shall not be liable to the Fund or to any shareholder of the Trust or its series, including the Portfolios, for any act or omission in the course of, or connected with, rendering services to which such agreement relates, or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by RSMC of its obligations and duties under such agreement.

            TERM. The RSMC Agreement has an initial term expiring two years from the date of effectiveness and continues in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of a Portfolio, and, in either case (ii) by a majority of the Trustees who are not parties to the RSMC Agreement or interested persons of any such party (other than as Trustees of the Trust).

            TERMINATION OF THE AGREEMENT. Under the terms of the RSMC Agreement, the agreement may at any time be terminated without penalty by the Fund with respect to a Portfolio (by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Portfolio) on sixty (60) days written notice to RSMC. The RSMC Agreement may also be terminated by RSMC on sixty (60) days written notice to the Trust. The RSMC Agreement shall terminate automatically in the event of its assignment.

         DIFFERENCES AMONG THE RSMC AGREEMENT AND THE CURRENT AGREEMENTS

            The contractual terms and conditions of the Current Agreements are substantially similar to those of the proposed RSMC Agreement with respect to services to be provided under the agreements, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreements and termination provisions. Compensation paid to the investment adviser under the RSMC Agreements differs from the Current Agreements as set forth below.

            CURRENT AND PROPOSED ADVISORY FEES. The following table sets forth the current and proposed investment advisory fee schedule for each Portfolio. The investment advisory fees are expressed as a percentage of the Portfolio's average daily net assets.

                                    CURRENT                                         PROPOSED
FUND/PORTFOLIO                    ADVISORY FEE                                    ADVISORY FEE
----------------   -------------------------------------------    -------------------------------------------
International      0.15%                                          0.35%

Large Cap Growth   0.55% of the first $1 billion in assets;       0.60% of the first $1 billion in assets;
                   0.50% of the next $1 billion in assets; and    0.55% of the next $1 billion in assets; and
                   0.45% of assets over $2 billion.               0.50% of assets over $2 billion.

Large Cap Value    0.55% of the first $1 billion in assets;       0.60% of the first $1 billion in assets;
                   0.50% of the next $1 billion in assets; and    0.55% of the next $1 billion in assets; and
                   0.45% of assets over $2 billion.               0.50% of assets over $2 billion.

Small Cap          0.00%*                                         0.75% of assets directly managed by RSMC

----------
* Currently, RSMC as investment adviser to the Small Cap Portfolio only allocates the assets of the Portfolio between the master funds. Upon the withdrawal from the fund-of-funds structure, RSMC will take on substantially increased investment responsibilities including the direct management of a portion of the Portfolio in addition to its current responsibilities of allocating between sub-advisers.

            ACTUAL AND PRO FORMA ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF RODNEY SQUARE MANAGEMENT CORPORATION. The following table sets forth (i) the actual advisory fees paid by each Portfolio during the fiscal year ended June 30, 2004; (ii) the pro forma advisory fees such Portfolio would have been paid during such period if the proposed fee schedules had been in effect; and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory fees, paid by each such Portfolio to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Portfolios for certain administrative services, shareholder services, custody services and investment advisory services.

                              ACTUAL                 PRO FORMA               DIFFERENCE             OTHER FEES
                             ADVISORY                ADVISORY              BETWEEN ACTUAL          PAID TO RSMC
                             FEES PAID               FEES PAID           AND PRO FORMA FEES    AND AFFILIATES DURING
                        DURING FISCAL YEAR      DURING FISCAL YEAR       (AS A % OF ACTUAL    FISCAL YEAR ENDED JUNE
FUND/PORTFOLIO          ENDED JUNE 30, 2004     ENDED JUNE 30, 2004            FEES)                 30, 2004
----------------        -------------------     -------------------      ------------------   ----------------------
International
Large Cap Growth
Large Cap Value
Small Cap Core

            ACTUAL AND PRO FORMA EXPENSE TABLES. Each Portfolio's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by the Portfolios, and the pro forma operating expenses that the Portfolios would bear if the proposed amendment to the investment advisory agreement were approved.

                                                                           Large Cap
                                                                             Growth
                                         International Fund                Portfolio
                                       Actual        Pro Forma          Actual     Pro Forma
                                       ------        ---------          --------   ---------
Management fees                        0.65%(1)                         0.55%
Distribution (12b-1) fees               None                             None
Other expenses (1)                     0.43%                            0.46%
TOTAL ANNUAL OPERATING EXPENSES        1.08%                            1.01%
Waivers/reimbursements                  n/a                            (0.03)%
NET EXPENSES                            N/A                             0.98%(2)

(1) Management fees reflect a 0.15% advisory fee payable to RSMC and a 0.50% sub-advisory fee payable to each of Goldman Sachs Asset Management L.P. and Julius Baer Investment Management, Inc. The sub-advisory fee is paid to each sub-adviser only on the portion of the International Fund's assets the respective sub-adviser manages. The Series is responsible for paying the advisory fee to RSMC and the sub-advisory fee to the sub-advisers.

(2) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Fund where a Class' average daily net assets is below $50 million through September 2007. As a percentage of average net assets these fees equaled 0.03% for the fiscal year ended June 30, 2004.

                                                        Large Cap
                                                          Value                     Small Cap Core
                                                        Portfolio                      Portfolio
                                                    Actual    ProForma          Actual        Pro Forma
                                                   ---------  --------          ---------     ----------
Management fees                                     0.55%                        ____%(1)
Distribution (12b-1) fees                            None                         None
Other expenses                                      0.48%                        ____%(2)
TOTAL ANNUAL OPERATING EXPENSES                     1.03%                        1.38%
Waivers/reimbursements                             (0.03)%                      (0.02)%
NET EXPENSES                                        1.00%(2)                     1.36%(3)

(1) The investment adviser to the Small Cap Core Portfolio is Rodney Square Management Corporation ("RSMC") and the investment advisers to the Small Cap Growth Series and the Small Cap Value Series are Roxbury Capital Management, LLC ("Roxbury") and Cramer Rosenthal McGlynn, LLC ("CRM"), respectively. For the fiscal year ended June 30, 2004, RSMC was not paid an advisory fee for services provided to the Portfolio. Roxbury and CRM, as investment advisers to the Small Cap Series, received investment advisory fees of 1.00% and 0.75%, respectively.

(2) "Other expenses" have been restated to reflect current fees in connection with the change in the investment structure from a master/feeder structure to an investment structure that currently allocates the Small Cap Core Portfolio's assets among one or more affiliated mutual funds as approved by shareholders on November 14, 2003. 3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September, 2007. As a percentage of average net assets, these fees equaled 0.03%, and 0.02% for the Large Cap Value Portfolio, and the Small Cap Core Portfolio, respectively, for the fiscal year ended June 30, 2004.

            EXPENSE EXAMPLES. This Example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that (a) you reinvested all dividends and other distributions, (b) the average annual return was 5%, (c) the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods, and (d) you redeemed all of your investment at the end of each time period.

                              1 YEAR                   3 YEARS                  5 YEARS                 10 YEARS
                                      PRO                      PRO                      PRO                     PRO
FUND/PORTFOLIO          ACTUAL       FORMA       ACTUAL       FORMA       ACTUAL       FORMA       ACTUAL      FORMA
--------------          ------       -----       ------       -----       ------       -----       ------      -----
International
Large Cap
Growth
Large Cap
Value
Small Cap
Core

REQUIRED VOTE

            Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Portfolio present at a meeting if more than 50% of the outstanding voting securities of that Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Portfolio. For purposes of the vote on this Proposal, abstentions and broker non-votes will have the effect of votes against the proposals. See "Quorum Requirement" for a discussion of broker non-votes.

            If shareholders of a Portfolio do not approve the Proposal, the Board will consider other alternatives, including the solicitation and request for proposals by other registered investment advisers to advise a Portfolio's assets consistent with its investment objective and limitations.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

VOTING AND SOLICITING INFORMATION

            Shareholders are entitled to one vote for each Portfolio share held on the close of business on May 27, 2005 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, is expected to amount to $________ and will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

            If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust toll free at (800) 336-9970.

REVOCATION OF PROXY

            Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

            The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of a Portfolio, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Portfolio. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to a Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of a Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

            For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

SHAREHOLDINGS INFORMATION

            Shareholders of record of each Portfolio on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

            As of the Record Date, Wilmington International Strategic Allocation Fund, Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Value Portfolio, and Wilmington Small Cap Core Portfolio had _______________, ________________, __________________ and ____________ shares issued and outstanding, respectivley.

            As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Portfolios:

                                             PERCENT           TOTAL
                                           OWNERSHIP OF       NUMBER OF
NAME AND ADDRESS        FUND/PORTFOLIO    FUND/PORTFOLIO       SHARES
----------------        --------------    --------------      ---------

            Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of the Portfolios. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolios held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolios' shares that are issued and outstanding.

            As of the Record Date, each Trustee's individual shareholdings of each of the Portfolios constituted less than 1% of the outstanding shares of any Portfolio, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of each Portfolio.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

            The Trust is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Trust have a policy with respect to Trustees' attendance at shareholder meetings, although it encourages such attendance. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal will not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

            The Trust is not aware of any other matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment and in the interest of Trust and/or the Portfolios.

ADDITIONAL SERVICE PROVIDERS

            The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Trust.

            LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

            CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

            TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

            DISTRIBUTOR. Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 serves as the Distributor to the Fund.

      PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO
              POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Leah M. Anderson
                             Secretary

                           FORM OF ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                                 WT MUTUAL FUND

                                       AND

                      RODNEY SQUARE MANAGEMENT CORPORATION

      AGREEMENT made this ____ day of __________, by and between WT Mutual Fund, a Delaware statutory trust (hereinafter called the "Fund"), and Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (hereinafter called the "Adviser").

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (the "Series"), each corresponding to a distinct portfolio; and

      WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

      WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Series in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    INVESTMENT ADVISORY SERVICES.

                  (i) The Adviser shall direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies.

            B.    CORPORATE MANAGEMENT SERVICES.

                  (i) The Adviser shall furnish for the use of the Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.

                  (ii) (ii) The Adviser shall pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

            E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities.

      3.    EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

            A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Series, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.

            C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Series' brokerage.

            D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. It is understood that the Adviser may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.

            F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Series' total brokerage and portfolio transaction activities and the manner in which that business was allocated.

      4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Series, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

      5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

            A.    fees payable for administrative services;

            B.    fees payable for accounting services;

            C. the cost of obtaining quotations for calculating the value of the assets of each Series;

            D.    interest and taxes;

            E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

            F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

            G.    legal and audit expenses;

            H. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

            I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

            J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;

            K.    premiums for fidelity bond and other insurance coverage;

            L.    the Fund's association membership dues;

            M.    expenses of typesetting for printing Prospectuses;

            N. expenses of printing and distributing Prospectuses to existing shareholders;

            O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

            P. service fees payable by each Series to the distributor for providing personal services to the shareholders of each Series and for maintaining shareholder accounts for those shareholders;

            Q.    distribution fees; and

            R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

      6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Series' name in Schedule B attached hereto. The aggregate of such advisory fees for all Series shall be payable monthly as soon as practicable after the last day of each month based on each Series' average daily net assets.

      7.    ACTIVITIES AND AFFILIATES OF THE ADVISER.

            A. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Series of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Series may have an interest. The Adviser shall have no obligation to recommend for any Series a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Series or otherwise.

            C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

      8.    LIABILITIES OF THE ADVISER.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

      10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

      11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Series in the manner required by the 1940 Act and the rules thereunder.

      12.   TERMINATION. This Agreement:

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Series (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty
(60) days' written notice to the Adviser;

            B.    shall immediately terminate in the event of its "assignment";
and

            C. may be terminated with respect to any Series by the Adviser on sixty (60) days' written notice to the Fund.

      13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

                                             WT MUTUAL FUND

                                      By:
                                          ______________________________________
                                          Robert J. Christian, President

                                          RODNEY SQUARE MANAGEMENT CORPORATION

                                      By:
                                          ______________________________________
                                          Robert J. Christian, President

                                   SCHEDULE A
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                 DATED _________
                                     BETWEEN
                                 WT MUTUAL FUND
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                            SERIES OF WT MUTUAL FUND

               Wilmington International Strategic Allocation Fund
                      Wilmington Large Cap Growth Portfolio
                      Wilmington Large Cap Value Portfolio
                       Wilmington Small Cap Core Portfolio

                                   SCHEDULE B
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                 DATED _________
                                     BETWEEN
                                 WT MUTUAL FUND
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                        INVESTMENT ADVISORY FEE SCHEDULE

                                              ANNUAL FEE AS A PERCENTAGE OF
SERIES                                           AVERAGE DAILY NET ASSETS
----------------------------------    -------------------------------------------
Wilmington International Strategic    0.35%
Allocation
Wilmington Large Cap Growth           0.60% of the first $1 billion in assets;
                                      0.55% of the next $1 billion in assets; and
                                      0.50% of assets over $2 billion.

Wilmington Large Cap Value            0.60% of the first $1 billion in assets;
                                      0.55% of the next $1 billion in assets; and
                                      0.50% of assets over $2 billion.

Wilmington Small Cap Core             0.75% on those assets directly managed by
                                      RSMC.

                                                                   FORM OF PROXY

                VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE
                  WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

[Fund/Portfolio Name]                Special Meeting Of Shareholders:
A Series of WT Mutual Fund           June 27, 2005 At 10:00 A.M. Est
                                     Proxy Solicited By The Board Of Trustees

            The undersigned hereby appoint(s) Leah M. Anderson and Charlotta E. Nilsson or any one of them, proxies, with full power of substitution, to vote all shares of [FUND/PORTFOLIO NAME] of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19890, on June 27, 2005 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

            This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast "FOR" the Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in accordance with their best judgment and in the interest of Trust and/or the Portfolio on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated _____, 2005.

                                         PLEASE SIGN, DATE AND RETURN PROMPTLY
                                         IN THE ENCLOSED ENVELOPE.

                                         Date: __________________________, 2005

                                         _______________________________________
                                         _______________________________________
                                         Signature(s) Title(s), if applicable
                                         (SIGN IN THE BOX) Note: Please sign
                                         exactly as your name appears on this
                                         Proxy. If joint owners, EITHER may sign
                                         this Proxy. When signing as attorney,
                                         executor, administrator, trustee,
                                         guardian or corporate officer, please
                                         give your full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

                                                                                  For  Against  Abstain
                                                                                  ---  -------  -------
1.    To approve a new investment advisory agreement between WT Mutual Fund, on behalf of the [Fund/Portfolio Name], and Rodney Square Management
      Corporation.                                                                [ ]     [ ]     [ ]

2.    To transact such other business that may properly come before the Meeting,
      or any adjournments thereof.                                                [ ]     [ ]     [ ]

          NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.